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                                                                   EXHIBIT 10.46

                                 PROMISSORY NOTE


$2,000,000.00                                               October 26, 1999


                                                              Memphis, Tennessee


         FOR VALUE RECEIVED, the undersigned unconditionally promises to pay to the order of HARRAH'S OPERATING COMPANY, INC., a Delaware corporation or any successor holder of this promissory note ("Holder"), having an address at 1023 Cherry Road, Memphis, Tennessee 38117, Attn.: Corporate Treasurer, or at such other place as the Holder may from time to time direct in writing, in lawful money which, at the time or times of payment is the legal tender for public and private debts in the United States of American, a principal sum up to TWO MILLION AND 00/100 DOLLARS ($2,000,000.00) or so much thereof as shall from time to time have been advanced for the account of JCC Development Company, L.L.C., a Louisiana Limited Liability Company ("Development Company") by the Holder and to pay interest on the principal sum remaining unpaid hereunder from time to time from the date hereof until said principal sum or unpaid portion thereof shall have been fully paid, in the manner and at the rate hereinafter set forth.

         1. Rate of Interest and Method of Payment:

         The principal balance of this Note advanced, outstanding and unpaid from time to time shall bear interest at the Contract Rate as hereinafter defined.

         The Contract Rate shall be a rate of interest per annum equal to NINE AND 00/100 PERCENT (9.00%).


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         Interest shall be calculated on the daily unpaid principal balance hereof based upon the actual number of days elapsed in the interest payment period over a year of 360 days.

         Principal and interest shall be payable on the earlier of prepayment or maturity, by acceleration or otherwise. Accrued interest on this Note shall be computed and compounded on the last day of each January, April, July and October occurring during the term of this Note (the period from the date hereof through January 31, 2000, the three months ended on the last day of each such month, and the period from August 1, 2004 through October 26, 2004 being referred to herein as a "Quarter".) The amount of interest due for each Quarter shall be deemed an additional advance of principal and form the basis for further calculations of interest due under this Note. Development Company agrees to treat the amounts so added to the principal balance of this Note as if paid by Development Company hereunder at the end of each such Quarter and thereupon re-advanced by the Holder as a principal disbursement under this Note.

         2. Maturity Date:

         The entire unpaid balance of principal together with all interest thereon (and including all interest accruing and added to principal hereunder) shall, if not sooner paid, be due and payable of the fifth anniversary of the date of this Note.

         3. Prepayment:

         (a) OPTIONAL PREPAYMENT. The privilege is reserved to prepay the whole or any part of the unpaid principal sum and all interest or other charges hereunder accrued to the date payment is received by the Holder, provided that any amounts so received shall






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be applied first to late charges, then to interest and finally to principal due and payable hereunder, in such order.

         (b) MANDATORY PREPAYMENT. The principal of and accrued interest on this Note shall be mandatorily prepaid with the net cash proceeds of any loan incurred by Development Company for the purpose of developing the second floor of the Casino. Any such mandatory prepayment shall be made immediately after the incurrence of such loan.

         4. Events of Default:

         The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") under this Note:

         (a) failure by the undersigned to make payment of principal or interest due under this Note as and when due;

         (b) the bankruptcy, insolvency, or appointment of a receiver for Development Company whether voluntary or involuntary.

         5. Remedies on Default:

         Upon the occurrence of any Event of Default, at the option of any Holder of this Note (which may be exercised immediately or at any time thereafter so long as the Event of Default continues), all obligations of the undersigned represented hereby shall become immediately due and payable, without notice or demand, and Holder shall then have, in any jurisdiction where enforcement thereof is sought, in addition to all other rights and remedies provided herein or available to Holder at law or equity, the right to seek full payment of all principal, interest and other charges due and owning hereunder.




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         6. Late Payment Charge:

         In the event of any failure by the undersigned to pay interest or principal when due, Holder may, at its option, accept payment of any and all amounts in arrears and, if such late payment is more than ten (10) days in arrears, Holder may charge, and the undersigned agrees to pay, in addition to amounts otherwise due, a late charge equal to five (5) cents for each dollar of principal and/or interest of the payment so in arrears. Such late charge shall be paid as compensation for the additional service occasioned by the delay in making payments.

         7. Interest After Default:

         Except as limited by Section 11 (g), overdue principal hereof and (to the extent allowable by law) overdue interest thereon, shall bear interest, which the undersigned jointly and severally agree to pay, at the annual rate, determined daily, which is two percentage points (2%) above the annual rate of interest accruing, or which would have accrued, on principal if not overdue. Such interest on overdue principal and overdue interest shall be payable on demand and shall continue to accrue and shall be compounded monthly until the obligation of the undersigned in respect to the payment thereof shall have been discharged (whether before or after judgment).

         8. Time and Place of Payment:


         (a) Whenever any payment to be made in respect hereto becomes due on a day which is not a business day, the maturity thereof shall be extended to the next succeeding business day and interest on such unpaid amount shall accrue at the applicable Contract Rate during such extensions.



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         (b)      All payments of principal, interest or other amounts payable on or in respect to this Note or the indebtedness evidenced hereby, shall be made to Harrah's Operating Co., Inc., at the address provided above or at such other address or to such other account as may from time to time be identified by Holder to Development Company, in funds immediately available to Holder in the city where payment is required to be made.

         9.       No Right of Set Off by Makers:

         No payment of principal hereof or interest hereon shall be subject to any set off, reduction, or recoupment by the undersigned for any cause whatsoever relating to or based upon dealings between the undersigned and/or Development Company and Harrah's Operating Company, Inc., or any subsequent Holder.

         10.      Waiver of Defenses:

         (a) The undersigned and every endorser or guarantor of this Note and any of the indebtedness evidenced hereby, by becoming such endorser or guarantor (i) consents and agreed to be bound by the provisions of this Note and promises, absolutely and unconditionally to pay the principal of, said interest and charges on this Note as herein provided; (ii) waives (to the extent permitted by law) trial by jury and all benefits conferred by the statute of limitations in any action on this note; (iii) waives (to the fullest extent allowed by law) all requirements of diligence and collection, presentment, notice or non-payment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any guarantee of the indebtedness evidenced








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         hereby; (iv) waives any right to the benefit of or to direct the application of any security for this Note (if any) until all the obligations of the undersigned represented hereby have been paid in full; (v) waives the right to require the Holder to proceed against any other person or to pursue any other remedy before proceeding against it, and, except as otherwise required by law, waives the right to require the Holder to proceed against any security (if any) before proceeding against it; and (vi) agrees that no renewal or extension of this Note, including a renewal or extension which this Note is surrendered, no change in the rate of interest payable hereon, no release, surrender or substitution of any security (if any) for or guarantees of, this Note or the indebtedness evidenced hereby, no modification or waiver of the terms of this Note, no release of or covenant not to sue, or covenant not to levy execution against property of any person liable under this Note or the indebtedness evidenced hereby, no delay in the enforcement of payment of this Note or any security for or guarantee of, this Note for the indebtedness evidenced hereby, and no delay or omission in exercising any right or power under this Note or any security for or guarantee of this Note or the indebtedness evidenced hereby shall affect its liability.

         (b) None of the provisions hereof and none of the Holder's right and remedies hereunder on account of any past or future default shall deemed to be waived by the Holder's acceptance of any past due amount or by any indulgence granted by the Holder to the undersigned, or any of them.



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         11.      Miscellaneous:

         (a) This Note shall be governed by and interpreted in accordance with the laws of the State of Tennessee;

         (b) If this Note is signed by more than one party or person, it shall be the joint and several obligation of all makers, endorsers, guarantors, and sureties and shall be binding upon all parties hereto and their successors, heirs, estates, devisees and assigns;

         (c) This Note may not be modified or terminated orally but only by agreement or discharge in writing and signed by Holder;

         (d) Any forbearance of the Holder in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy;

         (e) The acceptance by a Holder of payment of any sum payable hereunder after the due date of such payment, shall not be a waiver of the Holder's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment;

         (f) Whenever Holder is referred to in this Note, such reference shall be deemed to include the successors and assigns of Holder, including without limitation any subsequent assignee or Holder or this Note, and all covenants, provisions and agreements by or on behalf of any of the undersigned and any endorsers, guarantors, and sureties hereof which are contained herein shall inure to the benefit of the successors and assigns of Holder;





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         (g)      It is the intention of the undersigned and the Holder to
                  conform strictly to the Interest Law, as hereinbelow defined, applicable to the transaction. Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Note, or in any documents relating hereto, the aggregate of all interest and any other charges or consideration constituting interest under the applicable Interest Law that is taken, reserved, contracted for, charged or received under this Note or otherwise in connection with this transaction, shall in no circumstances exceed the maximum amount of interest allowed by the Interest Law applicable to this transaction. If any excess of interest in such respect is provided for in this Note or otherwise relating hereto, then in such event: (i) the provisions of this paragraph shall govern and control; (ii) neither the undersigned nor the heirs, legal representatives, devisees, estates, successors or assigns of the undersigned shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law applicable to this transaction;
                  (iii) any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be credited on this Note by Holder (or if this Note shall have been paid in full, refunded to the undersigned); and (iv) the effective rate of interest shall be automatically subject to reduction to the Maximum Rate of Interest, as hereinafter defined, allowed under such Interest Law as now or hereafter construed by courts of appropriate jurisdiction. To the extent permitted by the Interest Law applicable to this transaction, all sums paid or agreed to





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                  be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby, shall be amortized, pro-rated, allocated and spread through out the full term of this Note. For the purposes of this Note, "Interest Law" shall mean the law of the State of Tennessee, United States of America or other jurisdiction which has application to the interest and other charges under this Note as of the date hereof or the date of any advance made hereunder which ever is applicable. The term "Maximum Rate of Interest" shall mean the maximum rate of interest that the Holder may from time to time charge the undersigned and in regard to which the undersigned would be prevented successfully from raising a claim or defense of usury under the applicable Interest Law.

         (h) The undersigned represents and warrants that all of the proceeds of this Note will be used solely in connection with the undersigneds' trade or business.

                                      JCC Development Company, L.L.C.
                                      A Louisiana Limited Liability Company


                                      By: /s/ Frederick W. Burford
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                                      Its: President & CEO
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